UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2019

Lazard Ltd
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-32492 (Commission File Number)	98-0437848 (IRS Employer Identification Number)

Clarendon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 5, 2019, Lazard Ltd issued a press release announcing the intention of its subsidiary Lazard Group LLC (“Lazard Group”) to offer one or more series of Lazard Group’s senior notes in a registered public offering (the “Offering”) pursuant to Lazard Group’s shelf registration statement on Form S-3, filed with the Securities and Exchange Commission on May 2, 2017 (Registration No. 333-217599). The March 5, 2019 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 5, 2019, Lazard Ltd issued a press release announcing that Lazard Group has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 4.250% Senior Notes due 2020 (the “2020 Notes”). The Tender Offer is subject to the conditions described in the offer to purchase and related letter of transmittal and notice of guaranteed delivery delivered to the holders of the 2020 Notes on March 5, 2019, including the condition that Lazard Group has received, on terms satisfactory to it in its sole discretion, net proceeds from one or more offerings of senior unsecured notes after March 5, 2019 in an amount sufficient to fund (i) the purchase of all 2020 Notes accepted in the Tender Offer, (ii) the redemption, in accordance with the indenture governing the 2020 Notes, of all 2020 Notes remaining outstanding after the Tender Offer, and (iii) all fees and expenses in connection with the foregoing. The Tender Offer will expire at 5:00 p.m., New York City time, on March 11, 2019, unless extended or terminated earlier by Lazard Group.

To the extent any of the outstanding 2020 Notes are not tendered and accepted in the Tender Offer, Lazard Group currently expects that it will exercise its right to redeem or otherwise retire such notes in accordance with the terms of the indenture governing the 2020 Notes. Lazard Group estimates that it will incur a pre-tax loss on debt extinguishment in connection with the purchase or redemption of any and all of the outstanding 2020 Notes of approximately $7.0 million. The March 5, 2019 press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 5, 2019
99.2	Press Release, dated March 5, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 5, 2019
99.2	Press Release, dated March 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD

By:	/s/ Evan L. Russo
Name: Evan L. Russo
Title: Chief Financial Officer

Date:  March 5, 2019